UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 18, 2005

Parallel Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-13305	75-1971716

(Commission file number)	(IRS employer identification number)

1004 N. Big Spring, Suite 400, Midland, Texas	79701

(Address of principal executive offices)	(Zip code)

(432) 684-3727

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     Parallel Petroleum Corporation (“Parallel”) is filing as Exhibit 23.1 to this Form 8-K the consent of Cawley, Gillespie & Associates, Inc., to incorporate by reference information from its report on the evaluation of the oil and gas reserves attributable to the interests of Parallel in certain oil and gas properties for the year ended December 31, 2004 into Parallel’s registration statement on Form S-3 (Registration No. 333-119725) and the prospectus supplement forming a part of such registration statement.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
23.1	Consent of Cawley, Gillespie & Associates, Inc. dated January 18, 2005.

* * * * *

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARALLEL PETROLEUM CORPORATION
Date: January 19, 2005
By:	/s/ Larry C. Oldham
Larry C. Oldham, President

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Cawley, Gillespie & Associates, Inc. dated January 18, 2005.